UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 14, 2014

AMBASSADORS GROUP, INC.

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Building, 2001 S Flint Road, Spokane, WA 99224
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 14, 2014, Ambassadors Group, Inc. (the “Company”) completed the sale to Northwest Farm Credit Services, FLCA of its corporate headquarters building located at 2001 S. Flint Road, Spokane, Washington, together with certain personal property, pursuant to the Real Property Purchase and Sale Agreement and Escrow Instructions dated as of August 6, 2014.  The gross sale price was $9,010,000.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits

Exhibit 10.1 – Real Property Purchase and Sale Agreement and Escrow Instructions dated as of August 6, 2014 by and between Ambassadors Group, Inc., Northwest Farm Credit Services, FLCA, and First American Title Insurance Company (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AM AMBASSADORS GROUP, INC.

Date November 19, 2014	By: By:	/s/ Philip B. Livingston
ChJ. Philip B. Livingston Interim Chief Executive Officer